UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 17, 2018

Ally Auto Receivables Trust 2017-3

(Issuing Entity with respect to Securities)

Ally Auto Assets LLC

(Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware	333-204844-06	38-7204638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ally Auto Assets LLC 500 Woodward Avenue Detroit, Michigan		48226
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (866) 710-4623

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 6.01.	ABS Informational and Computational Material.

Ally Auto Assets LLC (“Ally Auto”) has registered an issuance of $22,523,500,297.91 in principal amount of asset backed notes on Form SF-3 (Registration File No. 333-204844) under the Securities Act of 1933, as amended (the “Act”), filed on June 9, 2015, as amended by Pre-Effective Amendment No. 1 on August 14, 2015, by Pre-Effective Amendment No. 2 on September 24, 2015, by Pre-Effective Amendment No. 3 on October 22, 2015, by Pre-Effective Amendment No. 4 on October 30, 2015 and by Pre-Effective Amendment No. 5 on November 6, 2015 (as amended, the “Registration Statement”).

Pursuant to the Registration Statement, Ally Auto filed a prospectus, dated as of May 16, 2017 (the “Prospectus”), with the Commission pursuant to Rule 424(b)(5) of the Act on May 18, 2017 relating to notes (the “Notes”) issued by Ally Auto Receivables Trust 2017-3 (the “Issuing Entity”) on May 24, 2017 (the “Closing Date”). The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of motor vehicle retail instalment sale contracts (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.

On the Closing Date, the Receivables had the characteristics described in the Prospectus.

This Current Report on Form 8-K is being filed to update data and information included in the Prospectus relating to Ally Bank’s portfolio data and certain data related to the Receivables. The updated data is being filed as Exhibit 99 to this Current Report.

Item 9.01.	Exhibits

Exhibit 99.1	Ally Bank’s Portfolio Data

Exhibit 99.2	Receivables Pool Data

Exhibit 99.3	Exceptions to Underwriting Guidelines

Exhibit 99.4	Weighted Average Life of the Notes (Outstanding)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Ally Bank’s Portfolio Data

Exhibit 99.2	Receivables Pool Data

Exhibit 99.3	Exceptions to Underwriting Guidelines

Exhibit 99.4	Weighted Average Life of the Notes (Outstanding)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY AUTO ASSETS LLC

By:	/s/ Niraj Kapadia
Name:	Niraj Kapadia
Title:	Vice President

Dated: September 17, 2018